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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported) - May 18, 2004

                                    TXU Corp.
              (Exact name of registrant as specified in its charter)

          TEXAS                      1-12833                   75-2669310
(State or other jurisdiction     (Commission File          (I.R.S. Employer
 of incorporation)                    Number)              Identification No.)

            Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201-3411 (Address of principal executive offices, including zip code)


                             TXU US Holdings Company
             (Exact name of registrant as specified in its charter)

          TEXAS                      1-11668                   75-1837355
(State or other jurisdiction      (Commission File         (I.R.S. Employer
 of incorporation)                    Number)              Identification No.)

            Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201-3411 (Address of principal executive offices, including zip code)


                             TXU Energy Company LLC
             (Exact name of registrant as specified in its charter)

         DELAWARE                    333-108876                75-2967817
(State or other jurisdiction      (Commission File         (I.R.S. Employer
 of incorporation)                    Number)             Identification No.)

            Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201-3411 (Address of principal executive offices, including zip code)


                         Oncor Electric Delivery Company
             (Exact name of registrant as specified in its charter)

          TEXAS                      333-100240                75-2967830
(State or other jurisdiction      (Commission File         (I.R.S. Employer
 of incorporation)                    Number)              Identification No.)

                     500 N. Akard Street Dallas, Texas 75201
          (Address of principal executive offices, including zip code)

        Registrants' telephone number, including Area Code - 214-486-2000

===============================================================================

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         All of the information contained in Item 5 of this Form 8-K is being filed by TXU Corp. (TXU). Certain information contained in Item 5 of this Form 8-K relates to TXU US Holdings Company (US Holdings), TXU Energy Company LLC (TXU Energy) and/or Oncor Electric Delivery Company (Oncor), wholly owned direct or indirect subsidiaries of TXU. Such information in Item 5 of this Form 8-K that relates to each of US Holdings, TXU Energy and Oncor is being filed separately by each such registrant.

         This document contains forward-looking statements, which are subject to various risks and uncertainties. Discussion of risks and uncertainties that could cause actual results to differ materially from management's current projections, forecasts, estimates and expectations is contained in the SEC filings of TXU, US Holdings, TXU Energy and Oncor.

ITEM 5.       OTHER EVENTS AND REGULATION FD DISCLOSURE

         On May 18, 2004, TXU Corp. issued a press release announcing:

TXU, US Holdings, TXU Energy and Oncor
--------------------------------------

         Capgemini Partnership
         ---------------------

         TXU has agreed to enter into a limited partnership with Capgemini to form Capgemini Energy LP, a new company that will initially provide business services and information technology solutions to TXU, with a plan to offer similar services to other energy companies. Under the 10 year agreement, approximately 2,700 employees will move [from subsidiaries of TXU] to Capgemini Energy LP, effective July 1, 2004. Employees in Capgemini Energy LP will provide information technology, call center, billing, human resources, supply chain and accounts payable, and financial and accounting services to TXU and other energy companies. TXU, through wholly-owned subsidiaries, will own less than 3% of Capgemini Energy LP and has the right to sell all of its interest in the joint venture to Capgemini upon termination of the contract.

         Initiatives to Improve Customer Service, Electric Delivery and
         --------------------------------------------------------------
         Production Reliability, and Operational Performance
         ---------------------------------------------------

         In addition to the formation of the Capgemini partnership described above, TXU is undertaking a number of initiatives to improve customer service, electric delivery and production reliability, and operational performance. These initiatives include:

         o investment for vegetation management across the electric distribution network, estimated at $45 million over the next three years, an increase of 70% over the last three years;

         o investment in key transmission projects to further improve reliability and reduce congestion, estimated on average to be $80 million annually over the next three years, a 35% increase over the 2003 investment level;

         o investment of an additional $275 million over the next three years to improve reliability of coal and nuclear production assets, a 45% increase in annual spending over the 2003 investment level; and

         o replacement of four steam generators in one of the two units of the Comanche Peak nuclear plant in order to maintain the operating efficiency of the unit. Estimated capital requirements for this project, including purchase and installation, are $175 million to $225 million.

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         Organizational Realignment
         --------------------------

         Beginning with the second quarter of 2004, TXU will be operated and report its financial results along three core business segments consisting of:

         o TXU Electric Delivery -- the regulated electric delivery business (the Oncor business)

         o  TXU Power -- the electric power production business

         o  TXU Energy -- the retail energy business

         Election of Officers
         --------------------

         TXU also named its executive management team. Tom Baker, previously president of TXU Energy, will assume the position of chairman and chief executive of TXU Electric Delivery. Mike Greene, previously president of Oncor, will assume the position of chairman and chief executive of TXU Power. Paul O'Malley will assume the position of chairman and chief executive of TXU Energy.

         In addition to the leadership of TXU's three core businesses, the following TXU officers were named (and subsequently confirmed by the TXU Board of Directors on May 21, 2004): Kirk Oliver, treasurer of TXU, was elected to the additional position of executive vice president and chief financial officer; Eric Peterson will continue as executive vice president and general counsel; David Campbell, formerly of McKinsey & Company, Inc., was elected executive vice president of corporate planning, strategy and risk.

         Liability Management
         --------------------

         TXU continues to pursue a comprehensive liability management program geared toward increasing value and reducing risks. The liability management program involves several actions, including the recent purchase of approximately $423 million stated amount of equity-linked securities, thereby reducing debt, eliminating the future issuance of 9.3 million common shares, and settling the lawsuit filed October 9, 2003, in the Superior Court of the State of New York relating to the equity-linked securities. TXU intends to repurchase over $4 billion of debt, equity or equity-linked securities in 2004, and an additional $800 million to $900 million of debt, equity and equity-linked securities in 2005.

TXU, US Holdings and TXU Energy
-------------------------------

         Investment in Trading Entity
         ----------------------------

         TXU Energy and Credit Swiss First Boston (USA), Inc. have entered into a memorandum of understanding to work together on a 50/50 investment in an entity that would become the exclusive energy marketing and trading vehicle for both parties in North America. The new entity will market and trade power, natural gas and other energy-related commodities in North America. The new entity is expected to begin operation in the Fall of 2004.

         Strategic Review of Nuclear Assets
         ----------------------------------

         TXU announced its intent to undertake a strategic review of its nuclear assets, comprised of two electricity generating units at Comanche Peak, each with a capacity of 1,150 megawatts. The objectives of this strategic review are to evaluate potential means to improve the long-term availability and certainty of electrical supply for TXU Energy's customers.

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TXU
---
         Capital Allocation
         ------------------

         TXU intends to utilize free cash flow in accordance with the following priorities:

         o First, investments to preserve and enhance the quality of customer service and production and delivery reliability;

         o Second, reinvestments in its businesses, applying stringent expectations for cash payback timelines and minimum return on investment; and

         o Third, to reduce debt and other liabilities, with the objective of strengthening the balance sheet and increasing financial flexibility.

         Upon reaching the targeted balance sheet strength and financial flexibility, management would recommend that the Board of Directors reevaluate the current common stock dividend policy. At that time, management expects it would recommend targeting annual common stock dividends equal to a payout of 100% of the earnings of Oncor. Of the free cash flow, management would expect to return approximately 80% to shareholders in the form of distributions or repurchases and retain approximately 20% for long-term growth initiatives.

         Assuming the execution of the business initiatives and transactions described above, and depending on market trends in commodity prices, management expects that the capital allocation program will enable management to recommend an increase of the TXU common stock dividend in 2006. In addition to management's recommendation, the Board of Directors may consider other relevant factors in determining if and when to make a change in dividend policy.

ITEM 9.       REGULATION FD DISCLOSURE

         On May 18, 2004, TXU Corp. issued a press release announcing the transactions discussed above in Item 5 of this Form 8-K. In addition, TXU Corp. announced in such press release earnings guidance with respect to its earnings for 2005 and 2006, and revised earnings guidance with respect to its earnings for 2004. Such press release is attached to this Form 8-K as Exhibit 99, which is incorporated into this Item 9 by reference.

         Exhibit No        Description
         ----------        -----------
         99                Press release of TXU Corp., dated May 18, 2004.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 TXU CORP.


                                 By:  /s/ David H. Anderson
                                    -------------------------------------------

                                 Name:  David H. Anderson
                                 Title: Vice President and Controller


Dated:  May 24, 2004


                                 TXU US HOLDINGS COMPANY


                               By:    /s/ David H. Anderson
                                    -------------------------------------------

                                 Name:  David H. Anderson
                                 Title: Vice President and Controller


Dated:  May 24, 2004

                                 TXU ENERGY COMPANY LLC


                               By:   /s/ David H. Anderson
                                    -------------------------------------------

                                 Name:  David H. Anderson
                                 Title: Vice President and Principal Accounting
                                        Officer


Dated:  May 24, 2004

                                 ONCOR ELECTRIC DELIVERY COMPANY


                               By:    /s/ David H. Anderson
                                    -------------------------------------------

                                 Name:  David H. Anderson
                                 Title: Vice President and Principal Accounting
                                        Officer


Dated:  May 24, 2004